UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): May 2, 2005

Penton Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14337	36-2875386

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Penton Media Building, 1300 East Ninth Street, Cleveland, Ohio	44114-1503

(Address of principal executive offices)	(Zip Code)

      Registrant’s telephone number, including area code: 216-696-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 2, 2005, Penton Media, Inc.’s Chief Executive Officer, David Nussbaum, presented at the American Business Media Spring Meeting. A copy of the presentation slides is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibit: 99.1

Description: Slides from the presentation by David Nussbaum at the American Business Media Spring Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penton Media, Inc.
May 2, 2005	By:	Preston L. Vice
Title: Name: Preston L. Vice Chief Financial Officer